MULTI-MANAGER FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

SUPPLEMENT DATED MARCH 7, 2013 TO

PROSPECTUS DATED JULY 12, 2012

On February 15, 2013, the Board of Trustees of the Northern Multi-Manager Funds (the “Board”) approved the termination of Macquarie Capital Investment Management LLC (“Macquarie”) as a sub-adviser to the Multi-Manager Global Listed Infrastructure Fund (“Global Infrastructure Fund”), effective March 1, 2013 and the appointment of Lazard Asset Management LLC (“Lazard”) to sub-advise a portion of the Global Infrastructure Fund, effective on or about March 14, 2013. From March 1, 2013 until March 14, 2013, Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut managed the portion of the Global Infrastructure Fund previously managed by Macquarie.

All references to Macquarie in the Prospectus are hereby deleted.

1.	The paragraph under the “FUND SUMMARIES – MANAGEMENT” section on page 5 of the Prospectus is replaced with:

Investment Advisers and Sub-Advisers. The Northern Trust Company of Connecticut, a direct subsidiary of Northern Trust Corporation, and Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serve jointly as the Investment Advisers of the Multi-Manager Global Listed Infrastructure Fund. Brookfield Investment Management Inc. and Lazard Asset Management LLC each serves as a sub-adviser of the Fund.

2.	The following is added to the “FUND SUMMARIES – PORTFOLIO MANAGERS” table beginning on page 6 of the Prospectus:

	Title	Portfolio Manager of Fund since:
Lazard Asset Management LLC
Warryn Robertson	Senior Vice President, Portfolio Manager/Analyst	March 2013
John Mulquiney, CFA	Senior Vice President, Portfolio Manager/Analyst	March 2013

3.	The following is added to the “FUND MANAGEMENT” section beginning on page 9 of the Prospectus:

Lazard Asset Management LLC (“Lazard”). Lazard has managed a portion of the Fund since March 2013. Lazard is located at 30 Rockefeller Plaza, New York, New York 10112. As of December 31, 2012, Lazard had assets under management of approximately $151.7 billion. Mr. Warryn Robertson is a portfolio manager/analyst with Lazard Asset Management Pacific in Sydney, Australia. Mr. Robertson joined Lazard in April 2001 and has been working in the investment field since 1992. Mr. John Mulquiney, CFA, is a portfolio manager/analyst with Lazard Asset Management Pacific in Sydney, Australia. Mr. Mulquiney joined Lazard in August 2005 and has been working in the investment field since 1997. Lazard seeks to invest in listed infrastructure companies that own and operate physical infrastructure assets such as toll roads, airports, gas utilities and railroads. Lazard’s pure play definition will lead the manager into assets that naturally exhibit fundamental infrastructure characteristics, such as high barriers to entry and relatively inelastic demand. Lazard does not generally hold infrastructure support companies such as construction, steel or engineering firms that may raise the volatility and correlation to the overall market.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	MMGLI SPT (3/13)

NORTHERN FUNDS PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

Supplement dated March 7, 2013 to Statement of Additional Information dated July 12, 2012

On February 15, 2013, the Board of Trustees of the Northern Multi-Manager Funds (the “Board”) approved the termination of Macquarie Capital Investment Management LLC (“Macquarie”) as a sub-adviser to the Multi-Manager Global Listed Infrastructure Fund (“Global Infrastructure Fund”), effective March 1, 2013 and the appointment of Lazard Asset Management LLC (“Lazard”) to sub-advise a portion of the Global Infrastructure Fund, effective on or about March 14, 2013. From March 1, 2013 until March 14, 2013, Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut managed the portion of the Global Infrastructure Fund previously managed by Macquarie.

All references to Macquarie in the SAI are hereby deleted.

1.	The information under the section “INVESTMENT ADVISERS, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers” beginning on page 39 of the SAI is deleted and replaced with the following:

Fund	Sub-Advisers
Multi-Manager Global Listed Infrastructure Fund	Brookfield Investment Management Inc. (“BIM”) Lazard Asset Management LLC (“Lazard”)

2.	The following is added to the ownership and control information under the section entitled “INVESTMENT ADVISERS, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers” beginning on page 39 of the SAI:

Lazard

Lazard is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC (“LF&Co.”), a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange under the symbol “LAZ.” These interests are held by public stockholders as well as by current and former Managing Directors of Lazard Group LLC.

3.	The following information is added to the table that appears in the “PORTFOLIO MANAGERS” section beginning on page 45 of the SAI:

Multi-Manager Global Listed Infrastructure Fund	Lazard Warryn Robertson John Mulquiney, CFA

4.	The following information is added under the section entitled “PORTFOLIO MANAGERS – Accounts Managed by the Portfolio Managers – Multi-Manager Global Listed Infrastructure Fund” beginning on page 45 of the SAI:

Lazard

The table below discloses the accounts within each type of category listed below for which Warryn Robertson was jointly and primarily responsible for day-to-day portfolio management as of December 31, 2012.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	1	$137.8	0	$0
Other Pooled Investment Vehicles:	8	$1,157.0	0	$0
Other Accounts:	16	$5,489.0	2	$1,585.4

The table below discloses the accounts within each type of category listed below for which John Mulquiney, CFA, was jointly and primarily responsible for day-to-day portfolio management as of December 31, 2012.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	1	$137.8	0	$0
Other Pooled Investment Vehicles:	5	$965.4	0	$0
Other Accounts:	7	$1,438.3	0	$0

5.	The following information is added under the section entitled “PORTFOLIO MANAGERS – Material Conflicts of Interest – Multi-Manager Global Listed Infrastructure Fund” beginning on page 47 of the SAI:

Lazard

As an investment adviser, Lazard by definition is a fiduciary to its clients. As such, Lazard is obligated to place its clients’ interests before its own. Due to the nature of the investment advisory business, conflicts of interests do arise. For example, conflicts may arise with regard to personal securities transactions, the use of clients’ commissions to obtain research and brokerage services, errors, trade allocations, performance fee accounts, and the use of solicitors. In recognition of these potential conflicts of interest, Lazard has established written policies and procedures so that it can operate its business within applicable regulatory guidelines.

Individual fund managers may manage multiple accounts for multiple clients. In addition to the Fund, these other accounts may include separate accounts, pension and profit sharing plans, foundations and 401(k) plans. Lazard manages all accounts on a team basis. Lazard manages potential conflicts of interest between a fund and other types of accounts through allocation policies and oversight by Lazard’s compliance department. Lazard intends that all clients are treated fairly and equitably. When Lazard deems the purchase or sale of the same security to be in the best interest of two or more advisory accounts, Lazard may aggregate, to the extent permitted by law, the securities to be purchased and sold in order to seek more favorable prices, lower brokerage commissions or more efficient execution. An allocation of a trade will not be given to any account solely based on a favorable execution or on the relationship of the account to Lazard or its personnel.

Lazard personnel may effect transactions for their own accounts in the same or different securities than those purchased and sold for Lazard’s clients. In general, Lazard personnel may not effect transactions in securities for their own account, or for accounts in which they have an interest or control (“personal securities accounts”) within seven days before or after a client account trades in the same security, or where such securities are contemplated for purchase or sale for a client account or are the subject of an unexecuted order for a client account. All personnel must pre-clear all trades (other than open-end mutual funds not managed or sub-advised by Lazard) for personal securities accounts with Lazard compliance personnel. All Lazard personnel are prohibited from purchasing a security for a personal securities account in a public offering or, unless prior permission from Lazard’s chief compliance officer is given, in a private placement.

Consistent with the requirements of best execution, brokerage commissions on an account’s portfolio transactions are directed to brokers in recognition of investment research and information furnished as well as for brokerage and execution services provided by such brokers. Lazard may in its discretion cause accounts to pay such broker-dealers a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction. This may be done where Lazard has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research to that particular transaction or to Lazard’s overall responsibilities with respect to the accounts as to which it exercises investment discretion.

Lazard receives a wide range of research (including proprietary research) and brokerage services from brokers, including written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts; statistics and pricing services, as well as discussions with research personnel and meetings with senior management of companies whose securities are held in or may be held in client accounts, along with databases and other news and technical services utilized in the investment-management process.

Generally, Lazard does not attempt to put a specific dollar value on proprietary research received from brokers, believing that the research received is, in the aggregate, of valuable assistance in fulfilling overall responsibilities to the clients. However, Lazard may receive research from brokers other than those with whom Lazard effects transactions, and enters into “soft dollar” arrangements in compliance with Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”) pursuant to which such brokers are compensated for the research by brokers with whom Lazard executes transactions (“commission sharing arrangements”). In such cases, Lazard establishes what it believes is a fair value for such research. Certain of the services received from brokers, i.e. services other than research services, including portfolio management computer services, are partially paid for directly by Lazard and an allocation of the usage has been made in accordance with Section 28(e) of the Exchange Act.

Any research received for a particular client’s brokerage commissions may be useful to that client, but also may be useful to Lazard or an affiliate in connection with the management of other client accounts, and vice versa. In addition, not all such services may be used by Lazard in connection with the accounts that paid commissions to the broker providing such service. Lazard believes that it has resolved any potential conflict of interest by subjecting all such arrangements to its policies and procedures designed to ensure compliance with Section 28(e) of the Exchange Act, and effecting all such transactions in accordance with Lazard’s trading policies and procedures.

6.	The following information is added under the section entitled “PORTFOLIO MANAGERS – Portfolio Manager Compensation Structure – Sub-Advisers – Multi-Manager Global Listed Infrastructure Fund” beginning on page 51 of the SAI:

Lazard

Portfolio Manager/Analyst Remuneration- Lazard compensates key investment personnel by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. The portfolio manager/analysts’ bonus is linked to the success of the products they manage. Lazard believes this promotes a longer-term alignment with the performance of the funds and fosters a strong sense of ownership of the business. (The variable component of total compensation constitutes the major proportion of total compensation).

Analysts- The Global Listed Infrastructure analysts are compensated by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. The factors upon which total compensation is based include maintenance of current knowledge and opinions, generation and development of investment ideas, quality of security analysis and the ability and willingness to develop and share ideas on a team basis.

Incentives- Lazard promotes an atmosphere that is conducive to the development of the investment professional’s skills and talents. Portfolio manager/analysts and global analysts are encouraged to travel, develop linguistic skills and to attend seminars or classes that build upon their existing core of knowledge. With increased knowledge and skills the managers can take on higher levels of responsibilities and are recognized and rewarded accordingly. Lazard believes that key professionals are likely to be attracted to and remain with Lazard because Lazard’s compensation structure amply rewards professionals for good performance.

7.	The following information, as of January 31, 2013, is added under the section entitled “PORTFOLIO MANAGERS – Disclosure of Securities Ownership” beginning on page 53 of the SAI:

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Lazard
Warryn Robertson	Multi-Manager Global Listed Infrastructure Fund	$0
John Mulquiney, CFA	Multi-Manager Global Listed Infrastructure Fund	$0